Exhibit 10.1

VOTING AGREEMENT TERMINATION AGREEMENT

THIS VOTING AGREEMENT TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of August 2, 2013, by and among STAG INDUSTRIAL, INC., a Maryland corporation (the “Company”), STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”), GI STAG INVESTCO, LLC, a Delaware limited liability company (“GISI”) and the undersigned contributors.

RECITALS

A.                                    WHEREAS, the Company and the Operating Partnership entered into a voting agreement (the “Voting Agreement”) dated April 20, 2011, with GISI and the contributors signatories thereto (each a “Contributor” and collectively, the “Contributors”), pursuant to which, subject to certain conditions, GISI received the right to select up to two individuals to be nominated to serve on the Board of Directors of the Company, the Company agreed to cause such individuals to be nominated for election to the Board and each Contributor agreed to vote such Contributor’s shares of common stock, par value $0.01 per share, of the Company as described in the Voting Agreement;

B.                                    WHEREAS, two of the Contributors, STAG GI Investments LLC and STAG Investments IV, LLC, dissolved and were terminated and no longer exist; and

C.                                    WHEREAS, the Company, the Operating Partnership, GISI and the remaining Contributors have agreed to terminate the Voting Agreement, effective as of August 2, 2013, and desire to enter into this Agreement to acknowledge the termination of the Voting Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Termination of Voting Agreement.

(a)                                 The Company, the Operating Partnership, GISI and the undersigned Contributors confirm and agree that the Voting Agreement is terminated and that no party has any further rights or obligations under the Voting Agreement, effective as of August 2, 2013.

2.                                      Representations and Warranties of the Company and the Operating Partnership.  The Company and the Operating Partnership represent and warrant as follows:

(a)                                 The Company and the Operating Partnership have full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership enforceable against them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(b)                                 The execution and delivery of this Agreement and the performance by the Company and the Operating Partnership of their agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company or the Operating Partnership is a party or by which they (or any of their assets) is bound.

3.                                      Representations and Warranties of Contributor.  Each undersigned Contributor severally and not jointly represents as follows:

(a)                                 Contributor has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by Contributor and constitutes a valid and binding agreement of Contributor enforceable against such Contributor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(b)                                 The execution and delivery of this Agreement and the performance by Contributor of such Contributor’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Contributor is a party or by which Contributor (or any of such Contributor’s assets) is bound.

(c)                                  Contributor has not, directly or indirectly, sold, transferred, assigned, granted, pledged, hypothecated or otherwise disposed of any of claim or right under the Voting Agreement.

4.                                      Representations and Warranties of GISI.  GISI represents and warrants as follows:

(a)                                 GISI has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by GISI and constitutes a valid and binding agreement of GISI enforceable against GISI in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(b)                                 The execution and delivery of this Agreement and the performance by GISI of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which GISI is a party or by which GISI (or any of its assets) is bound.

(c)                                  GISI is an affiliate of GI Partners, LLC.

(d)                                 GISI has not, directly or indirectly, sold, transferred, assigned, granted, pledged, hypothecated or otherwise disposed of any of claim or right under the Voting Agreement.

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5.                                      Miscellaneous Provisions.

(a)                                 Amendments, Modifications and Waivers.  No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

(b)                                 Entire Agreement.  This Agreement constitutes the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c)                                  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d)                                 No Third Party Rights.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e)                                  Cooperation.  Each of the parties hereto agrees to cooperate fully with the other parties and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by another party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.

(f)                                   Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6.                                      Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

7.                                      Headings.  The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Pages]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

STAG INDUSTRIAL, INC., a Maryland corporation

By:	/s/ Stephen C. Mecke
Name:	Stephen C. Mecke
Title:	Vice President

OPERATING PARTNERSHIP

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: STAG INDUSTRIAL GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

GISI

GI STAG INVESTCO, LLC, a Delaware limited liability company

By:	/s/ F. Alexander Fraser
Name:	F. Alexander Fraser
Title:	Manager

CONTRIBUTORS

STAG INVESTMENTS III, LLC

By: STAG MANAGER III, LLC, a Delaware limited liability company, its manager

By:	/s/ Benjamin S. Butcher
Name: Benjamin S. Butcher
Title: Executive Manager

NET LEASE AGGREGATION FUNDS, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Executive Manager

[Signature Page to Voting Agreement Termination Agreement]

INNOVATIVE PROMOTIONS LLC

By:	/s/ Steven Fischman
Name:	Steven Fischman
Title:	Manager

/s/ Gregory W. Sullivan
GREGORY W. SULLIVAN

ROSEVIEW CAPITAL PARTNERS LLC

By:	/s/ Vincent J. Costantini
Name:	Vincent J. Costantini
Title:	Managing Member

BSB STAG III, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Executive Manager

STAG III EMPLOYEES, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Executive Manager

NED STAG III RESIDUAL LLC

By:	/s/ Steven Fischman
Name:	Steven Fischman
Title:	Manager

/s/ Benjamin S. Butcher
BENJAMIN S. BUTCHER

[Signature Page to Voting Agreement Termination Agreement]